SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report
                (Date of earliest event reported): March 29, 2004

                           ARIAD PHARMACEUTICALS, INC.
                           ---------------------------
             (Exact Name of Registrant as Specified in its Charter)


Delaware                             0-21696                  22-3106987
--------                             -------                  ----------
(State or Other Jurisdiction    (Commission File Number)   (I.R.S. Employer
of Incorporation)                                          Identification No.)


                              26 LANDSDOWNE STREET
                         CAMBRIDGE, MASSACHUSETTS 02139
              (Address of principal executive offices and zip code)


               Registrant's telephone number, including area code:
                                 (617) 494-0400








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ITEM 5.    OTHER EVENTS

           On March 29, 2004, the Registrant disseminated a Press Release announcing, for the first time, that AP23464, its lead product candidate to treat certain forms of leukemia, is highly effective in blocking the growth of leukemia cells that harbor any of 30 different mutations in the Abl protein that confer resistance to Gleevec(TM) (imatinib) - today's mainstay of treatment for chronic myelogenous leukemia (CML).

           The information contained in the Press Release dated March 29, 2004, is incorporated herein by reference and attached as Exhibit 99.1 hereto.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


           (c)    Exhibits.

                  99.1     The Registrant's Press Release dated March 29, 2004.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             ARIAD PHARMACEUTICALS, INC.



                                             By:    /s/ Edward M. Fitzgerald
                                                    ------------------------
                                                    Edward M. Fitzgerald
                                                    Senior Vice President and
                                                    Chief Financial Officer


Date:    March 29, 2004



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                                  EXHIBIT INDEX
                                  -------------
Exhibit
Number            Description                          Sequential Page Number
-------           -----------                          ----------------------

99.1              The Registrant's Press Release                 4
                  dated March 29, 2004.


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